5300 Town and Country Blvd., Suite 500
Frisco, Texas 75034
Telephone: (972) 668-8834
Contact: Ron Mills
VP of Finance and Investor Relations
Web Site: www.comstockresources.com

NEWS RELEASE
For Immediate Release
COMSTOCK RESOURCES, INC. REPORTS
SECOND QUARTER 2022 FINANCIAL AND OPERATING RESULTS
FRISCO, TEXAS, August 1, 2022 – Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE: CRK) today reported financial and operating results for the quarter ended June 30, 2022.
Highlights of 2022's Second Quarter
•Generated free cash flow from operations of $190 million in the quarter.
•Retired $271 million in senior notes and reduced annualized leverage ratio to 1.2x.
•Adjusted net income to common stockholders was $274 million for the quarter or $1.00 per diluted share.
•Adjusted EBITDAX increased 105% to $515 million.
•Operating cash flow (excluding working capital changes) increased 133% to $458 million or $1.65 per diluted share.
•Oil and gas sales, after realized hedging losses, were $604 million, 86% higher than 2021's second quarter.
•Strong results from Haynesville drilling program with 16 (14.4 net) operated wells turned to sales with an average initial production of 26 MMcf per day.
•Completed an attractive bolt-on acquisition which included approximately 60,000 net acres prospective for the Haynesville and Bossier shale in East Texas and a 145 mile high pressure pipeline and natural gas treating plant for $36 million.
•Achieved independent certification for natural gas production under the MiQ standard during the quarter.
Financial Results for the Three Months Ended June 30, 2022
Revenues in the second quarter of 2022 totaled $604.0 million (including realized hedging losses of $257.4 million). Net cash provided by operating activities (excluding changes in working capital) generated in the second quarter was $457.9 million, and net income available to common stockholders for the second quarter of 2022 was $372.5 million or $1.36 per share. Reported net income in the quarter included a pre-tax $184.5 million unrealized gain on hedging contracts held for risk management and a $46.8 million loss on early retirement of senior notes in the quarter. Excluding these items and certain other items, adjusted net income available to common stockholders for the second quarter of 2022 was $273.6 million, or $1.00 per diluted share.
Comstock's production cost per Mcfe in the second quarter averaged $0.74 per Mcfe, which was comprised of $0.30 for gathering and transportation costs, $0.20 for lease operating costs, $0.18 for production and other taxes and $0.06 for cash general and administrative expenses. Production cost was $0.69 per Mcfe in the first quarter of 2022 and $0.59 in the second quarter of 2021. The increase is due to higher production taxes resulting from higher natural gas prices in the quarter. Comstock's unhedged operating margin was 89% in the second quarter of 2022 and 85% after hedging.
Financial Results for the Six Months Ended June 30, 2022
Revenues for the six months ended June 30, 2022 totaled $1.0 billion (including realized hedging losses of $374.5 million). Net cash provided by operating activities (excluding changes in working capital) generated during the first six months of 2022 was $754.5 million, and income available to common stockholders was $256.8 million or $0.96 per share. Net income during the first six months of 2022 included a pre-tax $135.8 million unrealized loss on hedging contracts held for risk management and a $46.8 million loss on early retirement of debt. Excluding these items and certain other items, adjusted net income available to common stockholders for the six months ended June 30, 2022 was $409.4 million or $1.50 per diluted share.
Comstock's production cost per Mcfe during the six months ended June 30, 2022 averaged $0.71 per Mcfe, which was comprised of $0.29 for gathering and transportation costs, $0.21 for lease operating costs, $0.15 for production and other taxes and $0.06 for cash general and administrative expenses. Production cost was $0.59 per Mcfe for the six months ended June 30, 2021. Comstock's unhedged operating margin was 88% during the first six months of 2022 and 83% after hedging.
Drilling Results
Comstock drilled 18 (16.5 net) operated horizontal Haynesville/Bossier shale wells in the second quarter of 2022 which had an average lateral length of 9,924 feet. The Company also participated in an additional 13 (1.9 net) non-operated Haynesville shale wells in the second quarter of 2022. Comstock turned 16 (14.4 net) wells to sales in the second quarter of 2022 and currently expects to turn an additional 14 (13.2 net) wells to sales in the third quarter of 2022.
Since its last operational update in May, Comstock has turned 14 (12.6 net) new operated Haynesville/Bossier shale wells to sales. These wells had initial daily production rates that averaged 26 MMcf per day. The completed lateral length of these wells averaged 9,577 feet. Included in the reported drilling results was Comstock's successful Circle M well drilled in Robertson County, Texas in the Western Haynesville area. The well was completed with a 7,900 foot lateral and was tested at 37 MMcf per day.
During the second quarter, Comstock completed an acquisition which included approximately 60,000 net acres prospective for the Haynesville and Bossier shale in East Texas, a 145 mile high pressure natural gas pipeline and a natural gas treating plant for $35.6 million.

Natural Gas Certification
Comstock announced it has achieved certification for its operated natural gas production under the MiQ standard for methane emissions measurement and management. The MiQ Standard scores production, based on how well operators deploy integrated technologies to detect, measure, and abate emissions while also including a detailed assessment of policies and work practices that evaluate an operator's preparedness to prevent future methane emissions. The certification highlights Comstock's ongoing commitment to produce natural gas under strict environmental standards and deliver differentiated, independently certified gas based on methane intensity to both domestic and international markets. Comstock received the certification in June 2022 and the first block of the Company's certified natural gas is available for trading. The certificates, which can be traded bundled (combined with natural gas delivery) or unbundled, will be available on MiQ's Digital Registry in the coming weeks. The certification covers all the Company's facilities in North Louisiana and East Texas, which currently produce approximately 2.0 billion cubic feet per day of natural gas.
Earnings Call Information
Comstock has planned a conference call for 10:00 a.m. Central Time on August 2, 2022, to discuss the second quarter 2022 operational and financial results. Investors wishing to listen should visit the Company's website at www.comstockresources.com for a live webcast. Investors wishing to participate in the conference call telephonically will need to register at https://register.vevent.com/register/BI2b5f1d27974644e3bb8e3cae9a36c3c1. Upon registering to participate in the conference call, participants will receive the dial-in number and a personal PIN number to access the conference call. On the day of the call, please dial in at least 15 minutes in advance to ensure a timely connection to the call. The conference call will also be broadcast live in listen-only mode and can be accessed via the website URL: https://edge.media-server.com/mmc/p/cjhpy3va.
If you are unable to participate in the original conference call, a web replay will be available for twelve months beginning at 10:00 a.m. CT on August 2, 2022. The replay of the conference can be accessed using the webcast link: https://edge.media-server.com/mmc/p/cjhpy3va.
This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein. Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct. Information concerning the assumptions, uncertainties and risks that may affect the actual results can be found in the Company's filings with the Securities and Exchange Commission ("SEC") available on the Company's website or the SEC's website at sec.gov.
Comstock Resources, Inc. is a leading independent natural gas producer with operations focused on the development of the Haynesville shale in North Louisiana and East Texas. The Company's stock is traded on the New York Stock Exchange under the symbol CRK.

COMSTOCK RESOURCES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021

Revenues:
Natural gas sales	$858,838	$321,520	$1,381,795	$645,480
Oil sales	2,504	22,173	4,388	38,698
Total oil and gas sales	861,342	343,693	1,386,183	684,178
Gas services	84,912	—	129,485	—
Total revenues	946,254	343,693	1,515,668	684,178
Operating expenses:
Production and ad valorem taxes	21,729	10,141	35,549	19,793
Gathering and transportation	36,964	31,736	69,057	61,194
Lease operating	25,079	26,011	51,265	50,574
Exploration	2,342	—	3,363	—
Depreciation, depletion and amortization	119,201	121,446	225,929	230,574
Gas services	82,778	—	123,453	—
General and administrative	9,063	7,872	17,286	15,900
Gain on sale of assets	(19)	(9)	(21)	(79)
Total operating expenses	297,137	197,197	525,881	377,956
Operating income	649,117	146,496	989,787	306,222
Other income (expenses):
Loss from derivative financial instruments	(72,826)	(223,958)	(510,319)	(245,707)
Other income	182	530	450	811
Interest expense	(44,320)	(56,880)	(90,811)	(120,691)
Loss on early retirement of debt	(46,840)	(114,060)	(46,840)	(352,599)
Total other expenses	(163,804)	(394,368)	(647,520)	(718,186)
Income (loss) before income taxes	485,313	(247,872)	342,267	(411,964)
(Provision for) benefit from income taxes	(108,422)	68,177	(76,800)	98,144
Net income (loss)	376,891	(179,695)	265,467	(313,820)
Preferred stock dividends	(4,363)	(4,363)	(8,678)	(8,678)
Net income (loss) available to common stockholders	$372,528	$(184,058)	$256,789	$(322,498)

Net income (loss) per share:
Basic	$1.60	$(0.80)	$1.10	$(1.39)
Diluted	$1.36	$(0.80)	$0.96	$(1.39)
Weighted average shares outstanding:
Basic	232,045	231,428	232,011	231,403
Diluted	277,614	231,428	277,485	231,403

COMSTOCK RESOURCES, INC.
OPERATING RESULTS
(In thousands, except per unit amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
		2021			2021
	2022	Pro Forma (3)	As Reported	2022	Pro Forma (3)	As Reported
Gas production (MMcf)	123,950	122,324	124,083	238,856	234,128	237,376
Oil production (Mbbls)	24	29	362	45	46	688
Total production (MMcfe)	124,092	122,496	126,260	239,127	234,404	241,506

Natural gas sales	$858,838	$317,160	$321,520	$1,381,795	$639,955	$645,480
Natural gas hedging settlements (1)	(257,363)	(16,879)	(16,879)	(374,549)	(24,369)	(24,369)
Total natural gas including hedging	601,475	300,281	304,641	1,007,246	615,586	621,111
Oil sales	2,504	1,792	22,173	4,388	2,743	38,698
Oil hedging settlements (1)	—	—	(1,965)	—	—	(2,883)
Total oil including hedging	2,504	1,792	20,208	4,388	2,743	35,815
Total oil and gas sales including hedging	$603,979	$302,073	$324,849	$1,011,634	$618,329	$656,926

Average gas price (per Mcf)	$6.93	$2.59	$2.59	$5.79	$2.73	$2.72
Average gas price including hedging (per Mcf)	$4.85	$2.45	$2.46	$4.22	$2.63	$2.62
Average oil price (per barrel)	$104.33	$61.79	$61.25	$97.51	$59.63	$56.25
Average oil price including hedging (per barrel)	$104.33	$61.79	$55.82	$97.51	$59.63	$52.06
Average price (per Mcfe)	$6.94	$2.60	$2.72	$5.80	$2.74	$2.83
Average price including hedging (per Mcfe)	$4.87	$2.47	$2.57	$4.23	$2.64	$2.72

Production and ad valorem taxes	$21,729	$8,033	$10,141	$35,549	$16,081	$19,793
Gathering and transportation	36,964	31,736	31,736	69,057	61,194	61,194
Lease operating	25,079	22,807	26,011	51,265	43,866	50,574
Cash general and administrative (2)	7,482	6,073	6,073	14,210	12,411	12,411
Total production costs	$91,254	$68,649	$73,961	$170,081	$133,552	$143,972

Production and ad valorem taxes (per Mcfe)	$0.18	$0.06	$0.08	$0.15	$0.07	$0.08
Gathering and transportation (per Mcfe)	0.30	0.26	0.25	0.29	0.26	0.25
Lease operating (per Mcfe)	0.20	0.19	0.21	0.21	0.19	0.21
Cash general and administrative (per Mcfe)	0.06	0.05	0.05	0.06	0.05	0.05
Total production costs (per Mcfe)	$0.74	$0.56	$0.59	$0.71	$0.57	$0.59

Unhedged operating margin	89%	78%	78%	88%	79%	79%
Hedged operating margin	85%	77%	77%	83%	78%	78%

Oil and gas capital expenditures:
Proved property acquisitions	$(69)	$—	$—	$205	$—	$—
Unproved property acquisitions	21,551	7,625	7,625	25,182	13,401	13,401
Total oil and gas properties acquisitions	$21,482	$7,625	$7,625	$25,387	$13,401	$13,401
Exploration and development:
Development leasehold	$655	$1,995	$2,005	$5,287	$6,038	$6,061
Exploratory drilling and completion	18,840	—	—	30,397	—	—
Development drilling and completion	225,371	157,648	157,648	414,419	312,887	312,887
Other development costs	18,325	2,951	4,624	36,937	5,340	8,076
Total exploration and development capital expenditures	$263,191	$162,594	$164,277	$487,040	$324,265	$327,024

(1)Included in gain (loss) from derivative financial instruments in operating results.
(2)Excludes stock-based compensation.
(3)Excludes results of the Company's Bakken shale assets, which were sold in October 2021.

COMSTOCK RESOURCES, INC.
NON-GAAP FINANCIAL MEASURES
(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
ADJUSTED NET INCOME AVAILABLE TO COMMON STOCKHOLDERS:
Net income (loss) available to common stockholders	$372,528	$(184,058)	$256,789	$(322,498)
Unrealized (gain) loss from derivative financial instruments	(184,537)	204,822	135,770	217,894
Loss on early retirement of debt	46,840	114,060	46,840	352,599
Non-cash interest amortization from adjusting debt assumed in acquisition to fair value	1,414	2,470	4,174	7,397
Exploration expense	2,342	—	3,363	—
Gain on sale of assets	(19)	(9)	(21)	(79)
Adjustment to (provision for) benefit from income taxes	35,050	(87,875)	(37,539)	(142,608)
Adjusted net income available to common stockholders (1)	$273,618	$49,410	$409,376	$112,705

Adjusted net income available to common stockholders per share (2)	$1.00	$0.20	$1.50	$0.44

Diluted shares outstanding	277,614	275,211	277,484	275,153

ADJUSTED EBITDAX:
Net income (loss)	$376,891	$(179,695)	$265,467	$(313,820)
Interest expense (3)	44,320	57,172	90,811	121,252
Income taxes	108,422	(68,177)	76,800	(98,144)
Depreciation, depletion, and amortization	119,201	121,446	225,929	230,574
Exploration	2,342	—	3,363	—
Unrealized (gain) loss from derivative financial instruments	(184,537)	204,822	135,770	217,894
Stock-based compensation	1,581	1,799	3,076	3,489
Loss on early extinguishment of debt	46,840	114,060	46,840	352,599
Gain on sale of assets	(19)	(9)	(21)	(79)
Total Adjusted EBITDAX (4)	$515,041	$251,418	$848,035	$513,765

(1)Adjusted net income available to common stockholders is presented because of its acceptance by investors and by Comstock management as an indicator of the Company's profitability excluding loss on early retirement of debt, non-cash unrealized gains and losses on derivative financial instruments, gains and losses on sales of assets and other unusual items.
(2)Adjusted net income available to common stockholders per share is calculated to include the dilutive effects of unvested restricted stock pursuant to the two-class method and performance stock units and preferred stock pursuant to the treasury stock method.
(3)Includes realized gains or losses from interest rate derivative financial instruments.
(4)Adjusted EBITDAX is presented in the earnings release because management believes that adjusted EBITDAX, which represents Comstock's results from operations before interest, income taxes, and certain non-cash items, including loss on early retirement of debt, depreciation, depletion and amortization and exploration expense, is a common alternative measure of operating performance used by certain investors and financial analysts.

COMSTOCK RESOURCES, INC.
NON-GAAP FINANCIAL MEASURES
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
OPERATING CASH FLOW (1):
Net income (loss)	$376,891	$(179,695)	$265,467	$(313,820)
Reconciling items:
Unrealized (gain) loss from derivative financial instruments	(184,537)	204,822	135,770	217,894
Deferred income taxes (benefit)	95,117	(71,131)	70,329	(101,281)
Depreciation, depletion and amortization	119,201	121,446	225,929	230,574
Loss on early retirement of debt	46,840	114,060	46,840	352,599
Amortization of debt discount and issuance costs	2,873	5,086	7,098	13,575
Stock-based compensation	1,581	1,799	3,076	3,489
Gain on sale of assets	(19)	(9)	(21)	(79)
Operating cash flow	$457,947	$196,378	$754,488	$402,951
Increase in accounts receivable	(232,043)	(33,158)	(203,918)	(40,190)
(Increase) decrease in other current assets	(11,126)	750	(9,720)	5,528
Increase in accounts payable and accrued expenses	187,116	28,341	145,083	17,294
Net cash provided by operating activities	$401,894	$192,311	$685,933	$385,583

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
FREE CASH FLOW (2):
Operating cash flow	$457,947	$196,378	$754,488	$402,951
Less:
Exploration and development capital expenditures	(263,191)	(164,277)	(487,040)	(327,024)
Preferred dividends	(4,363)	(4,363)	(8,678)	(8,678)
Free cash flow from operations	$190,393	$27,738	$258,770	$67,249
Acquisitions	(39,539)	(7,665)	(43,466)	(13,447)
Proceeds from divestitures	48	11	93	211
Free cash flow after acquisition and divestiture activity	$150,902	$20,084	$215,397	$54,013

(1)Operating cash flow is presented in the earnings release because management believes it to be useful to investors as a common alternative measure of cash flows which excludes changes to other working capital accounts.
(2)Free cash flow from operations and free cash flow after acquisition and divestiture activity are presented in the earnings release because management believes them to be useful indicators of the Company's ability to internally fund acquisitions and debt maturities after exploration and development capital expenditures, preferred dividend payments, proved and unproved property acquisitions, and proceeds from divestiture of oil and gas properties.

COMSTOCK RESOURCES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

	As of
	June 30, 2022	December 31, 2021
ASSETS
Cash and cash equivalents	$32,272	$30,663
Accounts receivable	471,656	267,738
Derivative financial instruments	2,086	5,258
Other current assets	24,797	15,077
Total current assets	530,811	318,736
Property and equipment, net	4,313,201	4,007,146
Goodwill	335,897	335,897
Operating lease right-of-use assets	108,284	6,450
	$5,288,193	$4,668,229

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$454,752	$314,569
Accrued costs	153,763	135,026
Operating leases	37,561	2,444
Derivative financial instruments	318,585	181,945
Total current liabilities	964,661	633,984
Long-term debt	2,510,253	2,615,235
Deferred income taxes	267,746	197,417
Derivative financial instruments	—	4,042
Long-term operating leases	70,797	4,075
Asset retirement obligation	28,433	25,673
Other non-current liabilities	24	24
Total liabilities	3,841,914	3,480,450
Mezzanine Equity:
Preferred stock	175,000	175,000
Stockholders' Equity:
Common stock	116,579	116,462
Additional paid-in capital	1,101,953	1,100,359
Accumulated earnings (deficit)	52,747	(204,042)
Total stockholders' equity	1,271,279	1,012,779
	$5,288,193	$4,668,229